FORM N-SAR

SUB-ITEM 77M:  Mergers

(a)  Emerging Markets Growth Fund, Inc.
     SEC File No. 811-4692

(b)  Incorporated herein by reference; please see SEC File No.
     333-02795 and SEC Release No. 22006, File No. 812-10064.